Exhibit 10.1
Sanderson Farms, Inc.
First Amendment to Credit Agreement
     This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of July 25, 2008, among Sanderson Farms, Inc., a Mississippi corporation, the Banks party hereto, and Bank of Montreal, as Agent for the Banks, (“Agent”).
Preliminary Statements
     A. The Company, the Banks and the Agent are parties to a Credit Agreement dated as of May 1, 2008 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
     B. The Company has requested that the Required Banks amend the Credit Agreement, and the Required Banks are willing to do so on the terms and conditions set forth in this Amendment.
     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1. Amendments.
     Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, Section 7.12(a) of the Credit Agreement shall be amended to read as follows:
(a) The Company will not, and will not permit any Subsidiary to, be obligated to spend during any fiscal year for capital expenditures (as defined and classified in accordance with generally accepted accounting principles consistently applied, including without limitation any such capital expenditures in respect of Capitalized Leases but excluding any acquisition permitted by Section 7.14(d) which might constitute such a capital expenditure and the capital expenditures permitted by clause (b) below) in an aggregate amount for the Company and its Subsidiaries in excess of (i) for the fiscal year ending October 31, 2008, $60,000,000 and (ii) for each fiscal year of the Company ending thereafter, $35,000,000 plus $7,500,000 (the “Carryover Amount”) permitted to be spent in the preceding fiscal year but not actually spent therein (the “Maximum Carryover Amount to the Next Fiscal Year”). For purposes of this Section, any capital expenditures made in any fiscal year shall be applied first to the Carryover Amount, if any, available during such fiscal year.

2. Conditions Precedent.
     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
     2.1. The Company and the Required Banks shall have executed this Amendment.
     2.2. Each Guarantor Subsidiary shall have executed the Guarantors’ Acknowledgment attached hereto.
3. Representations and Warranties.
     3.1. Each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct.
     3.2. The Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder or shall result after giving effect to this Amendment.
4. Miscellaneous.
     4.1. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, the Revolving Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Revolving Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
     4.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.
[SIGNATURE PAGES TO FOLLOW]

This Amendment is entered into as of the date and year first above written.

Sanderson Farms, Inc.
By	/s/ Mike Cockrell
Its CFO and Treasurer

Accepted and agreed to as of the date and year first above written.

Bank of Montreal individually and as Agent
By	/s/ Philip Langheim
Its Director

BMO Capital Markets Financing, Inc.
By	/s/ Philip Langheim
Its Director

U.S. Bank National Association
By	/s/ Schulyler B. Olsen
Its Senior Vice President

Regions Bank
By	/s/ Stanley A. Herren
Its Vice President

ING Capital LLC
By	/s/ Daniel Sanchez
Its Vice President

Trustmark National Bank
By	/s/ William Edwards
Its First Vice President

Farm Credit Bank of Texas
By	/s/ Alan Robinson
Its Vice President

AgFirst Farm Credit Bank
By	/s/ J. Randal Musselwhite
Its Vice President

GreenStone Farm Credit Services, ACA
By	/s/ Curtis Flamini
Its Vice President

Farm Credit Services of America, PCA
By	/s/ Bruce P. Rouse
Its Vice President

Guarantors’ acknowledgment
     The undersigned, each of which has executed and delivered to the Banks a Guaranty Agreement dated as of May 1, 2008 (the “Guaranty Agreement”), hereby acknowledges the amendment of the Credit Agreement as set forth above and agrees that all of the Company’s indebtedness, obligations and liabilities to the Banks and the Agent under the Credit Agreement, as amended by the foregoing Amendment, and the Notes is and shall continue to be entitled to the benefits of said Guaranty Agreement. The undersigned further agree that the Acknowledgment or consent of the undersigned to any further amendments of the Credit Agreement shall not be required as a result of this Acknowledgment having been obtained, except to the extent, if any, required by the Guaranty Agreement.
Dated as of July 25, 2008.

Sanderson Farms, Inc. (Foods Division)
By	/s/ Mike Cockrell
Its CFO and Treasurer

Sanderson Farms, Inc. (Production Division)
By	/s/ Mike Cockrell
Its CFO and Treasurer

Sanderson Farms, Inc. (Processing Division)
By	/s/ Mike Cockrell
Its CFO and Treasurer

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